EXCEL TECHNOLOGY, INC.
                            41 Research Way
                         E. Setauket, NY 11733

                    ................................

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD NOVEMBER 20, 2007

                    ................................

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Excel Technology, Inc. (the "Company") will be held at the offices of Excel Technology, Inc., 41 Research Way, East Setauket, New York 11733, on November 20, 2007, at 10:00 A.M. EST, for the following purposes:

     1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

     2. To ratify the selection of KPMG LLP to serve as independent registered public accounting firm for the year ending December 31, 2007; and

     3. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 28, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. If internet or telephonic voting is available to you, voting instructions are printed on the proxy card sent to you. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

     All stockholders are cordially invited to attend the meeting.

                                       By Order of the Board of Directors

                                       /s/ J. Donald Hill
                                       ......................
                                       J. Donald Hill,
                                       Chairman of the Board

October 15, 2007

     IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED AND RETURNED PROMPTLY.


                           TABLE OF CONTENTS

Proxy Statement                                                      3

Proposal 1 - Election of Directors                                   4

Meetings and Committees of the Board of Directors                    5

Executive Officers                                                   7

Executive Compensation                                               7

Compensation Committee Report                                       10

Compensation Committee Interlocks and Insider Participation         10

Summary Compensation Table 2006                                     10

Grants of Plan-Based Awards                                         10

Employment Agreements                                               11

Outstanding Equity Awards at December 31, 2006                      12

Option Exercises and Stock Vested                                   13

Non-Qualified Deferred Compensation                                 13

Potential Payments Upon Termination and/or Change of Control        13

Director Compensation                                               16

Certain Relationships and Related Transactions                      16

Security Ownership of Certain Beneficial Owners and Management      17

Audit Committee Report                                              18

Proposal 2 - Ratification of Appointment of Auditors                18

Section 16(a) Beneficial Ownership Reporting Compliance             19

Stockholder Communications and Proposals                            19

Code of Ethics                                                      19

Mailings to Stockholders                                            19

Other Matters                                                       20







                         EXCEL TECHNOLOGY, INC.
                            41 Research Way
                         E. Setauket, NY 11733

                    ................................

                             PROXY STATEMENT

       ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 20, 2007

                    ................................

                  SOLICITATION AND REVOCATION OF PROXIES

     This statement is furnished in connection with the solicitation by the Board of Directors of Excel Technology, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of the Stockholders of the Company to be held on November 20, 2007, at 10:00 A.M. EST, at the offices of the Company, 41 Research Way, East Setauket, New York 11733 and any adjournments thereof (the "Meeting").

     A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Corporate Secretary before the Meeting, and any stockholder present at the Meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted by the person named in the form of proxy (i) FOR the election of the nominees for directors named herein, (ii) FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007,
(iii) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting.

     The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company may also request brokerage houses, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of the Company's common stock (the "Common Stock"), and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is October 15, 2007.

     Only stockholders of record at the close of business on September 28, 2007 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 11,616,606 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote. The holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes each shall be included as shares present and voting for purposes of determining whether a quorum is present at the Meeting. Each vote shall be tabulated separately. Abstentions shall be counted as votes present and entitled to be cast for purposes of determining whether a proposal has been approved. As a result, they will have the same effect as a vote against a proposal. Broker non-votes, if any, will be treated as not present or represented for purposes of determining whether stockholder approval of the matter has been obtained. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal. Other than the election of directors, which requires a plurality of the votes entitled to be cast by holders of shares represented in person or by proxy at the Meeting, each matter submitted to the stockholders requires the affirmative vote of a majority of the votes entitled to be cast by holders of shares represented in person or by proxy at the Meeting.


                               PROPOSAL 1
                         ELECTION OF DIRECTORS

     Five persons, all of whom are members of the present Board of Directors, are nominees for election to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the five nominees named below. If any nominee should refuse or be unable to serve, the shares represented by the proxies will be voted for any nominee as shall be designated by the Board of Directors to replace any such nominee. Each of the nominees named herein has consented to serve as a director if elected. Set forth below are the name, age and position of each director of Excel Technology, Inc., as of October 15, 2007

REQUIRED VOTE

     Approval of the nominees for election to the Board of Directors requires the affirmative vote of the holders of a plurality of the outstanding shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     The Board of Directors recommends that the stockholders vote FOR the election of all nominees to the Board of Directors listed below.

Name                    Age         Position
.....................    ...         ....................................
J. Donald Hill          75          Chairman of the Board of Directors
Antoine Dominic         46          Chief Executive Officer, President,
                                      Chief Operating Officer & Director
Steven Georgiev (1)     73          Director
Ira J. Lamel (1)        60          Director
Donald E. Weeden (1)    77          Director
(1)  Member of the Audit, Compensation and Nominating Committees.

     The following information is submitted based upon information received by the Company from such persons:

     Mr. Hill has been Chairman of the Board of Directors since January 1996. He served as Chief Executive Officer of the Company from January 1996 to October 2000, President of the Company from August 1994 until February 1998, and Chief Financial Officer of the Company from January 1994 until March 1995. In addition, he was President of Quantronix Corporation ("Quantronix"), a subsidiary of the Company, from November 1992 until January 1996, and was a business consultant to Quantronix from February 1992 to November 1992. From January 1991 to October 1991, Mr. Hill was Chief Executive Officer of Medstone International, Inc., a company engaged in the manufacture, marketing and sale of shock wave therapy devices. From 1988 to 1990, he was Director of Corporate Finance at Weeden & Co., an investment firm and member of the New York Stock Exchange. Mr. Hill served as Vice Chairman of First Affiliated Securities, Inc. from 1978 to 1988, and from 1966 to 1977 he was a General Partner of Loeb, Rhoades & Company.

     Mr. Dominic has been Chief Executive Officer since October 2000 and President and Chief Operating Officer of the Company since February 1998. He served as Chief Financial Officer of the Company from March 1995 until December 26, 2004 and as a director of the Company from January 1996 through April 2004 and from December 2006 to present. In addition, Mr. Dominic served as President of Quantronix from January 1996 until October 2000. From June 1992 to January 1995, Mr. Dominic was Executive Vice President, Chief Financial Officer and Director of CompuDyne Corporation, a manufacturer of data acquisition equipment and access control systems, and Corcap Inc., a holding company (both are related publicly-held companies). From March 1990 to June 1992, Mr. Dominic was the Chief Financial Officer for CompuDyne Corporation and Corcap, Inc. From August 1987 to March 1990, Mr. Dominic was Chief Financial Officer of Quanta Systems Corporation, a division of CompuDyne Corporation. Mr. Dominic holds a B.S. in accounting, an M.B.A., and is a non-practicing CPA.

     Mr. Georgiev has been a director of the Company since December 1991. From 1993 to 1997, he served as Chairman and CEO of Palomar Medical Technologies, Inc. ("Palomar"), a biotechnology company. Since 1988, he has acted as a business and management consultant to several high technology companies, including EG&G, Inc., Cybernetics Products, Inc., Camber, Inc., Dynatrend, Inc. and Palomar. From 1972 to 1975, and later from 1978 to 1988, Mr. Georgiev was Chairman, President and Treasurer of Dynatrend, Inc., which specialize in providing engineering and program management services primarily to the United States Government. From 1961 to 1972, and later from 1975 to 1978, Mr. Georgiev held a variety of positions with Avco Systems, a high technology aerospace business, including Project Director - Missile Systems; Director of Engineering; Director of Advanced Programs; and Vice President - Marketing and Planning. Since 1980, Mr. Georgiev also has been involved in the start-up and subsequent development of several companies. Mr. Georgiev has a B.S. degree in engineering physics and an M.S. degree in management.

     Mr. Lamel has been a director of the Company since April 2004. He has been Executive Vice President, Chief Financial Officer and Treasurer of Hain Celestial Group since October 2001, and he has served as Corporate Secretary since January 2003. From June 1973 to September 2001, Mr. Lamel, a certified public accountant, was at Ernst & Young LLP where he served in various capacities including partner. Ernst & Young LLP served as the Company's independent registered public accounting firm for the year ended December 31, 2000, and Mr. Lamel directed the Company's audit that year. In addition, Mr. Lamel currently serves as director of Harvey Electronics, Inc., a publicly held company engaged in the retail sale, service and custom installation of audio, video and home theater equipment.

     Mr. Weeden has been a director of the Company since May 2003. Since 1987, Mr. Weeden has been Chairman of Weeden Securities Corporation, the General Partner of Weeden & Co., L.P., a New York Stock Exchange member firm, and a member of the National Association of Securities Dealers. Over the years, Mr. Weeden has participated as an early venture investor in a number of companies involved in the semiconductor industry. Mr. Weeden graduated from Stanford University with a B.A. in economics.

            MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board Meetings

     The Board held nineteen meetings during the year ended December 31, 2006. Each director (during the period in which he was a director) attended at least 75% of the total number of Board meetings and meetings of all committees on which he served. Although the Company does not have a formal policy regarding attendance by the Board of Directors at the Company's Annual Meeting of Stockholders, it strongly encourages directors to attend. All except one of the members of the Company's current Board of Directors attended last year's Annual Meeting of Stockholders.

Board Committees

     Audit Committee. The Board of Directors has an Audit Committee which operates under a written charter adopted by the Board of Directors. The Audit Committee held four meetings during the year ended December 31, 2006. The Audit Committee is comprised of Messrs. Georgiev, Lamel, and Weeden. Mr. Georgiev, Mr. Weeden and Mr. Lamel are "independent directors" as defined under NASDAQ rules. Mr. Lamel serves as the
Chairman of the Audit Committee.   Mr. Georgiev and Mr. Lamel are
qualified as audit committee financial experts within the meaning of the SEC regulations. The Audit Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications, independence and performance. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of work of the independent registered public accounting firm, who reports directly to the Audit Committee. The Audit Committee meets alone with our independent registered public accounting firm, which has free access to the Audit Committee. A copy of the Audit Committee Charter can be found on the Company's website at www.exceltechinc.com.

     Compensation Committee. The Compensation Committee consists of Messrs. Georgiev, Lamel and Weeden, each determined by the Board to be "independent". Mr. Georgiev serves as the Chairman of the Compensation Committee. During 2006, the Compensation Committee met four times. The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of our executives and
members of the Board.   In consultation with management and the Board,
the Compensation Committee designs, recommends to the Board for approval and evaluates employment, severance and change of control agreements with executive officers. The Compensation Committee ensures that compensation programs are designed to encourage high performance, promote accountability and align employee interests with the Company's strategic goals and with the interests of our shareholders. All members of the Compensation Committee attended at least 75 percent of the meetings of the Compensation Committee in 2006. The Company does not have a Compensation Committee Charter.

     Nominating Committee.    On September 25, 2006, the Board of
Directors formed a Nominating Committee consisting of Messrs. Georgiev,
Lamel and Weeden.   Mr. Weeden serves as the Chairman of the Nominating
Committee. The current nominees for the Board of Directors were recommended to the Board of Directors by the Nominating Committee, which had two meetings during 2006. A copy of the Nominating Committee charter can be found on the Company's website at www.exceltechinc.com.

     The Nominating Committee is responsible for (1) reviewing suggestions of candidates for director made by directors and others; (2) identifying individuals qualified to become Board members; and (3) recommending to the Board the Director nominees for the next annual meeting of stockholders. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise.

     The Company does not have a formal policy concerning stockholder recommendations of nominees to the Board of Directors. The need for such a policy has not arisen since, to date, the Company has not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Board's slate of nominees in the Company's proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Company will consider director
candidates recommended by stockholders.   Any stockholder desiring to
make such a recommendation should send the recommendation, in writing, to the Corporate Secretary at the address of the Company set forth on the first page of this Proxy Statement, no later than the date by which stockholder proposals for action must be submitted. The recommendation should include the recommended candidate's biographical data, and should be accompanied by the candidate's written consent to nomination and to serving as a director, if elected.

     The Company's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from business and professional experience. The Company does not have any formal rules or policies regarding minimum qualifications for nominees, but expects that its candidates be of the highest ethical character, share the values of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective field, and possess the relevant expertise and experience necessary to assist the Board and the Company to increase stockholder value.

     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.
 Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will seek to identify nominees that possess the characteristics outlined above. Current members of the Board of Directors are polled for suggestions. Research also may be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

     In evaluating director nominees, the Nominating Committee may consider the following factors:

     - the appropriate size and the diversity of the Company's Board of Directors;
     - the needs of the Company with respect to the particular talents and experience of its directors;
     - the knowledge, skills and experience of nominees, including experience in technology, business, or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
     -  familiarity with national and international business matters;
     -  experience with accounting rules and practices; and
     - the need to satisfy governance and other standards set by the SEC and NASDAQ.

     The Nominating Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders.

                           EXECUTIVE OFFICERS

     The Company's executive officers are listed in the table below. Information concerning such employees who are not also a nominee as a director of the Company follows the table.


     Name                Age    Position
     ...............     ...    ...................................

     Antoine Dominic     46     Chief Executive Officer, President,
                                Chief Operating Officer
     Alice Varisano      54     Chief Financial Officer

     Alice Varisano, a certified public accountant, has been the Chief Financial Officer since December 27, 2004. From 1987 through 2004 she was a principal at Ernst & Young LLP where she coordinated services for many multinational public companies. Ms. Varisano holds a B.S. in Accounting and M.S. in Taxation.

                         EXECUTIVE COMPENSATION

                   Compensation Discussion and Analysis

The Compensation Committee

     The Compensation Committee of the Excel Board (the "Compensation Committee") reviews and determines the compensation to be paid to the Company's named executive officers, which also includes the implementation and administration of Excel's stock plans, cash bonus plans and similar programs.

     The Compensation Committee works directly with the compensation and benefits professionals in Excel's human resources organization, who evaluate and present the Committee with information gathered from public sources for officers at other public companies. The Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers are similar to those provided to executive officers at other public companies.

     The Committee also considers the performance of the Company's named executive officers on an individual basis before determining the compensation arrangement for each of them. Since members of our Compensation Committee also serve as members of our Audit Committee these members have frequent interaction with and open access to these officers, and considerable opportunity to evaluate the performance of the named executive officers of the Company.

     All members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards).

     The individuals who served as the Company's Chief Executive Officer and Chief Financial Officer during fiscal 2006 are referred to as the "named executive officers".

Compensation Philosophy and Objectives

     The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific quarterly, long-term and strategic goals by the Company, and which aligns the named executive officers' interests with those of the stockholders. The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to executives in similar positions in peer companies. To that end, the Committee believes executive compensation packages provided by the Company to it's named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

Components of Executive Compensation Program

     The primary elements of the Company's executive compensation program are:

     -  Base salary
     -  Performance Cash Bonus
     -  Cash Bonus
     -  Equity-Based Compensation
     -  Defined Contribution Pension
     -  Deferred Compensation
     -  Other benefits
     -  Perquisites

     Each year, the Committee reviews each named executive officer's total compensation and compares it with market data for similar positions at other public companies, market data and other relevant sources.

1.   Base Compensation

     The Committee typically reviews and determines the base salaries of all named executive officers in January of each year. As described above, the Committee reviews compensation paid to executives in similar positions at other public companies. In addition the Committee takes into account the scope of responsibilities, experience, performance rating and internal equity within the Company. Base salaries may be adjusted upward or downward at the Committee's discretion.

     The salaries the Company paid to the CEO and CFO during fiscal 2006 are shown in the Summary Compensation Table on page 10.

2.   Non-Equity Incentive Plan

     As part of Excel's compensation program and in order to maintain an appropriate incentive program, the Company's named executive officers are eligible for cash compensation under the terms of the Company's Incentive Compensation Plan for Key Executives (the "Non-Equity Incentive Plan"). At the beginning of each quarter, the Committee reviews and determines the goals applicable to each Participant, the terms and conditions of each Award under the "Non-Equity Incentive Plan", and the amount that each Participant shall have the opportunity to receive under the Award based upon the actual level of goals attained measured against the objective goal or goals. The entitlement of the named executive officer to payment under an Award is contingent upon attainment the objective non-equity incentive goals established by the Committee.

     The bonuses the Company paid to the CEO and CFO during fiscal 2006 are shown in the Summary Compensation Table on page 10.

3.   Cash Bonus

     As part of Excel's compensation program and in order to maintain an appropriate incentive program based on performance, the Company's named executive officers are eligible for cash bonuses. The CEO's bonuses, except under unusual situations, for example, the sign- on bonus paid during 2006 during the renewal of his contract, is covered under the Company's Non-Equity Incentive Plan. The CFO's bonus reflects the belief that a significant portion of the compensation should be in the form of variable compensation linked to performance. The CFO's cash bonus is determined by the CEO and is discussed with the Compensation Committee.

4.   Equity-Based Compensation

     The Company's equity-based compensation program rewards the Company's named executive officers for Company performance over a period of more than one fiscal year. The Committee believes that equity-based compensation performs an essential role in retaining and motivating named executive officers and that, by providing them with long-term incentives, their decisions affecting the operation of the business will be aimed at maximizing stockholder value. The Compensation Committee reviews and determines the performance goals applicable to each Participant, and the terms and conditions of each Award under the Stock Option/Stock Issuance Plan.

     Due to a pending merger with Coherent, Inc. during most of 2006, no long-term equity-based incentive awards were granted in 2006.

5.   Defined Contribution Pension Plans

     The Company maintains a tax qualified defined contribution plan for the benefit of all its employees. Named executive officers participate in this plan on the same basis as all other employees. This plan provides for Company matching contributions of 50% of the first six percent of compensation up to the maximum amount allowed under the Internal Revenue Code.

6.   Deferred Compensation

     The Company's Chief Executive Officer is entitled to participate in the Company's 409A Nonqualified Deferred Compensation Plan (the "Deferred Compensation Plan"). Pursuant to the Deferred Compensation Plan, the participant may elect to defer up to $31,250 on a quarterly basis.


7.   Other Benefits

     The Company maintains medical, disability, and life insurance for all of its employees, as well as customary vacation, leave of absence, and other similar policies. Other than the vacation policy, named executive officers are eligible to participate in these programs on the same basis as the rest of the Company's employees. For purposes of the vacation policy, the named executive officers receive four weeks vacation annually irrespective of service.

8.   Perquisites

     The Company provides its named executive officers with perquisites that we believe are reasonable, competitive and consistent with the Company's overall executive compensation program. We believe that our perquisites help us to retain the best leaders and allow them to operate more effectively. These perquisites include: use of a Company car and reimbursement for insurance premiums. Neither of the named executive officers receive any additional compensation to reimburse them for any income tax liability that may arise and become due and payable as a
result of their receipt of these items.    The Company does not pay any
additional cash compensation to named executive officers to reimburse them for any income taxes that become due and payable in connection with equity awards, including any taxes that become due as a result of the exercise or vesting of such awards.

Accounting and Tax Implications of Executive Compensation

     Current federal tax law imposes an annual individual limit of $1 million on the deductibility of the Company's compensation payments to the CEO and its four other most highly compensated executive officers. Performance-based compensation that satisfies the conditions of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") is excluded for purposes of this limitation. In designing compensation arrangements, the Committee seeks to mitigate the expense and dilution related to such arrangements and to ensure, to the maximum extent practicable, the deductibility of all compensation payments pursuant to Section 162(m).

                     COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis required by
Item 402(b) of Regulation S-K promulgated by the SEC. Based on such review and discussions, the Committee recommended to the Board, and the Board approved, the inclusion of the Compensation Discussion and Analysis in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

                                                       Steven Georgiev
                                                       Donald Weeden
                                                       Ira Lamel

       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Management compensation for 2006 was determined by the Compensation Committee. None of these outside directors was at any time during 2006 or at any other time an officer or employee of the Company, and none of them had any relationship with the Company requiring disclosure under SEC rules.

                     SUMMARY COMPENSATION TABLE 2006

     The following table shows compensation information for our Chief Executive Officer and our Chief Financial Officer as of the end of our last fiscal year.



 Name and Principal                                         Non-Equity        All Other          Total
     Position          Year    Salary        Bonus       Incentive Plan     Compensation     Compensation
....................    ....   ........   .............   ...............   ...............   ............
Antoine Dominic        2006   $625,000   $280,000 <F1>   $3,147,594 <F2>   $1,620,890 <F3>   $5,673,484
Alice Varisano         2006   $275,769   $141,000                 0           $48,067 <F4>     $464,836

<F1>  The Company paid a retention bonus to Mr. Dominic of $280,000.
<F2>  Represents cash awards earned under the "Non-Equity Incentive Plan", the provisions of which are described on page 8. The Compensation Committee factored into the bonus that Mr. Dominic did not receive any equity awards since February 7, 2005 due to the proposed merger with Coherent, Inc. precluding the issuance of any equity awards.
<F3>  Amount includes deferred compensation of $1,375,000.  The deferred compensation amount was determined based upon $125,000 per year of service.  The deferred compensation has been funded in a Rabbi Trust and is subject to the general creditors of the Company. Also included is an amount related to accrued vacation and personal time paid during 2006.
<F4>  Amount relates to accrued vacation and personal time paid during 2006.



                      GRANTS OF PLAN-BASED AWARDS

     There were no grants of Plan-Based Awards to Named Executive
Officers in fiscal 2006.

                         EMPLOYMENT AGREEMENTS

     In October 2006, the Company entered into a two-year employment agreement with Antoine Dominic, which automatically renews for additional one-year periods unless employment is terminated as provided in the agreement. Pursuant to such agreement, Mr. Dominic's base salary is subject to annual review and was increased to $625,000 retroactive to January 1, 2006. Mr. Dominic is eligible to receive bonus compensation in accordance with the Company's Non-Equity Incentive Plan. The agreement provides that in the event the Company terminates Mr. Dominic's employment without cause or the employee terminates for Good Reason, he is entitled to a lump sum payment equal to (i) two times the Employee's Base Salary plus (ii) an amount equal to the sum of the bonuses paid or payable by the Company for each of the performance periods ending with the two calendar years immediately preceding the calendar year of termination of the Employee's employment. In the event of a Change of Control the employee shall be entitled to a payment equal to the product of (A) 2.99 and (B) the Employee's "annualized includible compensation", plus a gross-up of any excise tax payable by him with respect to any portion of such payment constituting an excess parachute payment under
Section 280G of the Internal Revenue Code. The employee is entitled to a deferred compensation benefit based upon the employee's years of service.

     In December 2004, the Company entered into a four-year employment agreement with Alice Varisano. The agreement provides for a base salary of $275,000, a non-accountable expense allowance of $25,000, and a yearly bonus as determined by the Board which bonus shall not be less than $50,000. Base salary was increased to $290,000 on August 4, 2006. The Agreement also provides that (a) in the event the Company terminates Ms. Varisano's employment without cause or if she resigns for Good Reason (as defined in the employment agreement), she is entitled to receive a severance payment equal to one year of compensation (including base salary, expense allowance and minimum bonus),and (b) if her employment is terminated due to a Change in Control (as defined in the employment agreement), she is entitled to receive (i) a severance payment equal to two years compensation (including base salary, expense allowance and minimum bonus), and (ii) a payment of $300,000, plus a gross-up of any excise tax payable by her with respect to any portion of such payment constituting an excess parachute payment under Section 280G of the Internal Revenue Code.

              OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
     The following table provides information related to outstanding equity awards for each of the named executive officers as of December 31, 2006.





                                         OPTION AWARDS                                            STOCK AWARDS
                ................................................................ ...............................................
                                                                                                                      Equity
                                                   Equity                                              Equity     Incentive Plan
                                                 Incentive                                            Incentive   Awards: Market
                                      Number of    Plan                                             Plan Awards:   or Payout
                                      Securities   Awards:                                   Market    Number of      Value of
                 Number of            Underlying  Number of                       Number of Value of    Unearned      Unearned
                Securities             Unexer-   Securities                       Shares   Shares or Shares, Units Shares, Units
                Underlying              cised    Underlying                      or Units  Units of     or Other     or Other
                Unexercised    Option Options(#) Unexercised  Option    Option   that Have Stock that Rights that   Rights that
                 Options(#)    Grant   Unexer-    Unearned   Exercise Expiration    Not    Have Not    Have Not      Have Not
    Name        Exercisable    Date    cisable   Options(#)  Price($)    Date     Vested   Vested($)   Vested(#)     Vested($)
    ....        ...........   ....... ........   ..........  ........    ........ ......   .........   .........     .........

Antoine Dominic      77,750    3/21/00       0        0        $24.63     3/21/10      0         0          0             0
                     10,000    5/30/00       0        0        $29.00     5/30/10      0         0          0             0
                     10,000    4/16/01       0        0        $19.71     4/16/11      0         0          0             0
                    162,042    2/15/02       0        0        $15.15     2/15/12      0         0          0             0
                     10,000    2/15/02       0        0        $15.15     2/15/12      0         0          0             0
                     20,000    4/16/04       0        0        $34.68     4/26/14      0         0          0             0
                    200,000    2/07/05       0        0        $22.59     2/07/15      0         0          0             0

Alice Varisano       40,000   12/27/04       0        0        $26.51    12/27/14      0         0          0             0






                  OPTION EXERCISES AND STOCK VESTED
    There were no options exercised by, or stock awards made to or vesting in the named executive officers during fiscal 2006.

                   NON-QUALIFIED DEFERRED COMPENSATION

    The following table provides information related to deferral of compensation on a nonqualified basis during 2006.




                          Executive        Registrant        Aggregate    Aggregate       Aggregate
      Name              Contributions     Contributions      Earnings    Withdrawals       Balance
................         .............     .............      .........   ...........     ...........
Antoine Dominic                  0           $1,375,000          0            0          $1,375,000




     The non-qualified deferred compensation plans allows the participant to defer up to $31,250 quarterly. The non-qualified deferred compensation plan has been funded in a Rabbi Trust and the assets held therein are subject to the general creditors of the Company. The earnings on the plan are calculated based upon the actual earnings of certain bonds and bond funds that the trustee has selected. The Plan allows for a payout, withdrawals and other distributions to comply with the rules under Internal Revenue Code 409A.

      POTENTIAL PAYMENTS UPON TERMINATION AND/OR CHANGE OF CONTROL

Payments Made Upon Termination

     Regardless of the manner in which the named executive officer's employment terminates, he or she may be entitled to receive amounts earned during his or her term of employment. Such amounts include:

     -  Performance cash bonus earned during the fiscal year;
     -  Amounts contributed under the Non Qualified Deferred Compensation
        Plan
     -  Unused vacation pay;

Payments Made Upon Death or Disability

     In the event of death or disability of a named executive officer, in addition to the benefits listed under the headings "Payments Made Upon Termination" above, the named executive officer will receive benefits under the Company's disability plan or payments under the Company's life insurance plan, as appropriate.

Payments Made Upon Termination without Cause or Named Executive Officer
  Leaves for Good Reason

     In the event that the Company terminates the named executive officer's employment without Cause or the Employee leaves the employ of the Company for Good Reason, in addition to the benefits listed under the heading "Payments Made Upon Termination" above, the CEO shall be entitled to a lump sum payment equal to two times Base Salary and an amount equal to the sum of the bonuses paid or payable by the Company for each of the performance periods ending with the two calendar years immediately preceding the calendar year of termination, and the CFO shall be entitled to a lump sum payment equal to one times her base salary and an amount equal to the sum of the minimum yearly bonus plus expense allowance.

Payments Made Upon a Change of Control

     The Company has entered into an employment contract with Chief
Executive Officer.   Pursuant to this agreement, if there is a change of
control, whether or not the CEO is terminated or leaves the employ of the Company,

     The Chief Executive Officer will receive:
       - a payment equal to the product of 2.99 and his annualized includible compensation as defined under the Internal Revenue Code Section 280G and the regulations thereunder for the period consisting of the most recent five (5) taxable years ending before the Change of Control
       - medical and dental benefits for a period of 60 months following the Change of Control
       - an amount equal to the gross up of excise tax charged to the named executive officer as a result of the receipt of any change of control payments;
and all stock options or restricted stock will automatically vest.

     The Company has entered into an employment contract with the Chief Financial Officer. Pursuant to this agreement, if there is a change of control,

     The Chief Financial Officer will receive:
       - A payment of $300,000 plus a payment equal to two years of compensation (which includes base salary, expense reimbursement and minimum bonus)
       - An amount equal to the gross up of excise tax charged to the named executive officer as a result of the receipt of any change of control payments and all stock options or restricted stock will automatically vest.

     The tables below reflect the amount of compensation payable to each of the named executive officers of the Company in the event of voluntary termination, for cause termination, early retirement, disability, death, termination without cause or with Good Reason, termination without cause or with good reason with a change of control and when there is just a
change of control.   The amounts shown assume that such event was
effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the named executive. The actual amounts to be paid can only be determined at the time of such named executive's separation from the Company.

Antoine Dominic, CEO
     The following table shows the potential payments upon termination and/or a change of control of the Company for Antoine Dominic, the Company's Chief Executive Officer, Chief Operating Officer and President.




                                                                                    Termination
                                                                                      Without
                                Voluntary/                                            Cause or
                                For Cause                             Termination    With Good
Executive Benefit              Termination/                          Without Cause    Reason
 Payments Upon                    Early                              or With Good    With Change      Change
 Certain Events                 Retirement   Disability     Death       Reason      Of Control     of Control
..................              ............  ..........   .......... .............  ...........    ..........
Compensation:
  Incentive Compensation        $1,400,000   $1,400,000   $1,400,000   $1,400,000    $1,400,000    $1,400,000
  Termination Payment                    0            0            0   $3,506,264    $3,506,264             0
  Stock Options
    (unvested and accelerated)           0            0            0            0             0             0
  Performance Shares
    (unvested and accelerated)           0            0            0            0             0             0
Benefits & Perquisites:
  Health & Welfare <F1>                  0      $27,516            0      $27,516       $27,516       $27,516
  Disability Income <F2>                 0   $2,492,442            0            0             0             0
  Life Insurance <F3>                    0            0     $500,000            0             0             0
  Excise Tax & Gross up                  0            0            0            0    $3,713,882             0
  Change of Control                      0            0            0            0    $5,478,364    $5,478,364
  Accrued Vacation                  $8,010       $8,010       $8,010       $8,010        $8,010             0

<F1>  Reflects the estimated lump-sum present value of future premiums Mr. Dominic would be entitled to receive under the Company's health and welfare benefit for 5 years.
<F2>  Reflects the estimated lump-sum present value of all future payments, which Mr. Dominic would be entitled to received under the Company's disability program.  Mr. Dominic would be entitled to receive such benefits until he reaches age 65.
<F3>  Reflects the cash surrender value payable to Mr. Dominic's beneficiaries upon his death.



Alice Varisano

     The following table shows the potential payments upon termination and/or a change of control of the Company for Alice Varisano, the Company's Chief Financial Officer.




                                                                                    Termination
                                                                                      Without
                                Voluntary/                                            Cause or
                                For Cause                             Termination    With Good
Executive Benefit              Termination/                          Without Cause    Reason
 Payments Upon                    Early                              or With Good    With Change     Change
 Certain Events                 Retirement   Disability     Death       Reason       Of Control    of Control
..................              ............  ..........   .......... .............  ...........    ..........
Compensation:
  Incentive Compensation           $12,500             0            0      $12,500       $12,500       $12,500
  Termination Payment                    0             0            0     $365,000      $730,000             0
  Stock Options
    (unvested and accelerated)           0             0            0            0             0             0
  Performance Shares
    (unvested and accelerated)           0             0            0            0             0             0
Benefits & Perquisites:
  Disability Income <F1>                 0    $1,619,750            0            0             0             0
  Life Insurance <F2>                    0             0     $435,000            0             0             0
  Excise Tax & Gross up                  0             0            0            0       $54,994             0
  Change of Control                      0             0            0            0      $300,000      $300,000
  Accrued Vacation                  $5,575        $5,575       $5,575       $5,575        $5,575             0

<F1>  Reflects the estimated lump-sum present value of all future payments, which Ms. Varisano would be entitled to receive under the Company's disability program.  Ms. Varisano would be entitled to receive such benefits until she reaches age 65.
<F2>  Reflects the cash surrender value payable to Ms. Varisano's beneficiaries upon her death.




                         DIRECTOR COMPENSATION

     The following table shows the cash amounts and the value of other compensation paid to the Chairman of the Board and each Director for their service as a director in 2006:

                     Fees Earned or        Option             Other
    Name            Paid in Cash ($)    Awards(1) ($)    Compensation ($)
                    ................    .............    ................
Donald Weeden           $  50,000             0                  0
Ira Lamel               $  50,000             0                  0
Steven Georgiev         $  50,000             0                  0
J. Donald Hill          $  50,000             0                  0

(1) During 2006 there were no equity awards granted to directors. At the end of fiscal 2006, the aggregate number of options held by the directors listed in the above table were: Donald Weeden (50,000), Ira Lamel (60,000), Steven Georgiev (20,000) and J. Donald Hill (326,667).

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Howard S. Breslow, a director of the Company until December 6, 2006, is a partner of the law firm Breslow & Walker, LLP, the Company's legal counsel. In 2006, the Company paid Breslow & Walker, LLP approximately $217,518 for legal services.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information based upon publicly available filings or information provided to the Company, as of September 28, 2007, with respect to the beneficial ownership of our common stock by (i) each director of the Company, (ii) each of our named executive officers, (iii) all of our directors and executive officers as a group and (iv) each person known by us to own more than five percent of our common stock.

Name                                        Number        Percentage
(and Address of 5% Holders)                Owned (1)       of Class**
......................................    ..............   ...........
ClearBridge Advisors, LLC,               1,630,706 (2)       14.0%
  Smith Barney Fund Management LLC &
  ClearBridge Asset Management LLC
  399 Park Avenue
  New York, NY 10022

Columbia Wanger Asset Management, L.P.,    734,000 (3)        6.3%
   WAM Acquisition GP, Inc. &
   Columbia Acorn Trust
   227 West Monroe Street, Suite 3000
   Chicago, IL  60606

Antoine Dominic                            560,927 (4)         4.6%

Alice Varisano                              40,000 (5)           *

Steven Georgiev                             20,000 (6)           *

Donald E. Weeden                            50,000 (7)           *

J. Donald Hill                             395,100 (8)         3.3%

Ira Lamel                                   60,000 (9)           *

Executive officers and directors
  as a group (six persons)               1,126,027 (10)        9.0%


*  Less than 1%.
** Based on the number of shares outstanding on September 28, 2007

(1) Unless otherwise indicated below, all shares are owned beneficially and of record.
(2) Information with respect to ClearBridge Advisors, LLC ("CBA"), Smith Barney Fund Management LLC ("SBFM") and ClearBridge Asset Management ("CBAM") is based on the Schedule 13G, dated February 8, 2007, filed jointly by those parties. Of the total shares reported, CBA has shared voting and dispositive power with respect to 1,611,531 shares, SBFM has shared voting and dispositive power with respect to 4,600 shares and CBAM has shared voting and dispositive power with respect to 14,575 shares.
(3) Information with respect to Columbia Wanger Asset Management, L.P. ("WAM") and WAM Acquisition GP, Inc., the general partner of WAM ("WAM GP") is based on the Schedule 13G, dated January 8, 2007, filed by those parties. Of the total shares reported, WAM and WAM GP have shared voting and dispositive power with respect to 734,000 shares.
(4) Includes 489,792 shares of Common Stock underlying exercisable stock options
(5) Includes 40,000 shares of Common Stock underlying exercisable stock options.
(6) Consists of 20,000 shares of Common Stock underlying exercisable stock options.
(7) Consists of 50,000 shares of Common Stock underlying exercisable stock options.
(8) Includes 266,667 shares of Common Stock underlying exercisable stock options.
(9) Consists of 60,000 shares of Common Stock underlying exercisable stock options.
(10) Includes 926,459 shares of Common Stock underlying exercisable stock options.

                         AUDIT COMMITTEE REPORT

     The Company's management is responsible for preparing the Company's financial statements, and the independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee is responsible for monitoring and reviewing these processes on behalf of the Board of Directors.

     The Audit Committee has reviewed and discussed the audited financial statements with management. Management represented to the Audit
Committee that the Company's financial statements were prepared in accordance with U.S. generally accepted accounting principles.

     The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and has discussed with the independent registered public accounting firm the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by KPMG LLP were compatible with their independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board subsequently approved the recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

                                                      Steven Georgiev
                                                      Ira Lamel
                                                      Donald Weeden


                               PROPOSAL 2
                RATIFICATION OF APPOINTMENT OF AUDITORS

Audit and Non-Audit Fees

     The Audit Committee of the Board of Directors has selected the accounting firm of KPMG LLP ("KPMG") to serve as independent registered public accounting firm of the Company for the year ending December 31, 2007. KPMG has audited the Company's financial statements since the year ended December 31, 2003.

     The following table sets forth the aggregate fees billed by the Company's independent registered public accounting firm for audit services rendered in connection with the financial statements and reports for 2005 and 2006, and for other services normally rendered by such independent registered public accounting firm during 2005 and 2006 on behalf of the Company and its subsidiaries. The information in the table reflects services provided by KPMG. The Audit Committee approved all engagements of the independent registered public accounting firm in 2006 in advance of any such engagement.

                                                  Year ended December 31,
                                                      2006       2005
                                                   .........  ..........
Audit Fees, Audit-Related Fees and Fees Related
   to Section 404 of Sarbanes-Oxley Act            $ 873,000   $ 666,300

REQUIRED VOTE

     Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     The Board of Directors recommends a vote FOR ratification of the selection of KPMG as the independent registered public accounting firm for the Company for the year ending December 31, 2007.

        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the SEC, and to furnish a copy of such reports to the Company. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended December 31, 2006, the Reporting Persons complied with all applicable Section 16(a) filing requirements.

                STOCKHOLDER COMMUNICATIONS AND PROPOSALS

     Stockholders of the Company interested in communicating with the Board of Directors may do so by sending their communication to Excel Technology Board of Directors, c/o Corporate Secretary, at the address of
the Company set forth on the first page of this Proxy Statement.   All
such correspondence received by the Corporate Secretary will be delivered to one or more members of the Board of Directors.

     Stockholder proposals for action at the 2008 Annual Meeting of Stockholders must be submitted in writing to the Corporate Secretary at the address of the Company set forth on the first page of this Proxy Statement, and must be received by the Corporate Secretary no later than June 17, 2008 in order that they may be considered for inclusion in next year's proxy statement and proxy card. However, if we decide to change the date of the 2008 Annual Meeting of Stockholders by more than 30 days from November 20, 2008, we will provide you with notice thereof a reasonable time before we begin to print and mail our proxy statements for the 2008 Annual Meeting of Stockholders in order to allow you an opportunity to make proposals in accordance with the rules of the Securities and Exchange Commission relating to stockholder proposals. Stockholders who intend to present a proposal at the Company's 2008 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than August 31, 2008. However, if we decide to change the date of the 2008 Annual Meeting of Stockholders by more than 30 days from November 20, 2008, then in order for the stockholder's notice to be timely it must be received by our Corporate Secretary in accordance with any adjusted deadline we publicly announce, which deadline will be a reasonable period of time prior to the mailing of our proxy material for the 2008 Annual Meeting of Stockholders. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             CODE OF ETHICS

     The Company has a Code of Ethics that is applicable to all employees of the Company, including the Company's executive officers. The Code of Ethics has been filed with the SEC as an exhibit to its Form 10-K dated and filed on March 15, 2005. The Company will provide an electronic or paper copy of the Code of Ethics free of charge upon request. Requests may be made by calling Investor Relations at (631) 784-6175, or by writing to Investor Relations at 41 Research Way, East Setauket, New York 11733.

                        MAILINGS TO STOCKHOLDERS

     The Annual Report to stockholders of the Company for the year ended December 31, 2006, including audited financial statements, is being mailed to the stockholders along with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

     For those stockholders who share a single address, only one Annual Report and Proxy Statement will be sent to that address unless the Company has received a request from one or more of such stockholders to the contrary. This practice, known as "house holding," is designed to reduce the Company's printing and postage costs. Upon request, the Company will promptly send a separate Annual Report or Proxy Statement to any stockholder residing at such an address. Requests may be made by calling Investor Relations at (631) 784-6175 or by writing to Investor Relations at 41 Research Way, East Setauket, New York 11733. If any stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any stockholder receiving multiple copies of the Company's annual report and proxy statement desires house holding, they may contact Investor Relations in the same manner.

                             OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments thereof, then with respect to such matters, the proxy holders will have the discretionary authority to vote all proxies received by them in accordance with their judgments.

     A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of exhibits), will be furnished without charge to any stockholder upon written request to Investor Relations, 41 Research Way, East Setauket, New York, 11733.

                                     By Order of the Board of Directors

                                     /s/  J. Donald Hill
                                    ......................
                                     J. Donald Hill,
                                     Chairman of the Board
E. Setauket, New York
October 15, 2007

STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

                          [FORM OF PROXY CARD]

                   ANNUAL MEETING OF STOCKHOLDERS OF
                         EXCEL TECHNOLOGY, INC.

                           November 20, 2007

                      Please date, sign and mail
                         your proxy card in the
                           envelope provided
                          as soon as possible.

  Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                    AND "FOR" PROPOSAL 2.

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
    PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.   [X]

.........................................................................
.........................................................................

1.  ELECTION OF DIRECTORS
                               NOMINEES:
    [ ] FOR ALL NOMINEES       ( ) J. Donald Hill
                               ( ) Antoine Dominic
    [ ] WITHHOLD AUTHORITY     ( ) Steven Georgiev
        FOR ALL NOMINEES       ( ) Ira J. Lamel
                               ( ) Donald E. Weeden
    [ ] FOR ALL EXCEPT
        (See instructions below)

INSTRUCTION: to withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)
.........................................................................
.........................................................................
To change the address on your account, please check the box at right [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
.........................................................................
.........................................................................

2. PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP TO SERVE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
    DECEMBER 31, 2007

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED FOR ACTION AT THE MEETING OR ANY ADJOURNMENT THEREOF.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                  PROMPTLY IN THE ENCLOSED ENVELOPE

.........................................................................

Signature of Stockholder...........................  Date...............

Signature of Stockholder...........................  Date...............


Note: Please sign exactly as name appears below. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

.........................................................................

                         EXCEL TECHNOLOGY, INC.
                            41 Research Way
                         E. Setauket, NY  11733

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, acknowledging receipt of the proxy statement dated October 15, 2007 of Excel Technology, Inc., hereby appoints Antoine Dominic and J. Donald Hill and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned, to appear and vote all the shares of stock of Excel Technology, Inc. standing in the name of the undersigned on the books of said corporation on September 28, 2007 at the Annual Meeting of Stockholders of Excel Technology, Inc. to be held at the offices of Excel Technology, Inc., 41 Research Way, East Setauket, NY 11733, on November 20, 2007, at 10:00 A.M., and any adjournment thereof.

     When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement:

            (Continued and to be signed on the reverse side)